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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 16, 1999 included in National Home Centers, Inc.'s Annual Report on Form 10-K, for the year ended January 31, 1999 and to all references to our Firm included in this registration statement.

Little Rock, Arkansas
July 30, 1999


                              /s/ ARTHUR ANDERSEN LLP
                              --------------------------------------------------
                              Arthur Andersen LLP

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